STOCKHOLDERS’ EQUITY	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
STOCKHOLDERS' EQUITY

STOCKHOLDERS’ EQUITY
Stock-Based Compensation
Our stock-based compensation generally includes stock options, restricted stock units (RSUs), performance share units (PSUs) and purchases under our employee stock purchase plan. Shares issued relating to our stock-based plans are generally issued out of treasury stock.
As of December 31, 2020, approximately 17 million authorized shares are available for future awards under our stock-based compensation plans.
Stock Compensation Expense
Stock compensation expense was $130 million, $122 million and $115 million in 2020, 2019 and 2018, respectively. The related tax benefit recognized was $53 million in 2020, $70 million in 2019 and $61 million in 2018. Included in the benefit in 2020, 2019 and 2018 were realized excess tax benefits for stock-based compensation of $27 million, $54 million and $40 million, respectively.
Stock compensation expense is recorded at the corporate level and is not allocated to the segments. Approximately 75% of stock compensation expense is classified in SG&A expenses, with the remainder classified in cost of sales and R&D expenses. Costs capitalized in the consolidated balance sheets at December 31, 2020 and 2019 were not material.
Stock compensation expense is based on awards expected to vest, and therefore has been reduced by estimated forfeitures.
Stock Options
Stock options are granted to employees and non-employee directors with exercise prices equal to 100% of the market value on the date of grant. Stock options granted to employees generally vest in one-third increments over a three-year period. Stock options granted to non-employee directors generally vest immediately on the grant date and are issued with a six-month claw-back provision. Stock options typically have a contractual term of 10 years. The grant-date fair value, adjusted for estimated forfeitures, is recognized as expense on a straight-line basis over the substantive vesting period.
The fair value of stock options is determined using the Black-Scholes model. The weighted-average assumptions used in estimating the fair value of stock options granted during each year, along with the weighted-average grant-date fair values, were as follows:

years ended December 31	2020	2019	2018
Expected volatility	26%	19%	18%
Expected life (in years)	5.5	5.5	5.5
Risk-free interest rate	0.6%	2.5%	2.6%
Dividend yield	1.2%	1.0%	1.0%
Fair value per stock option	$16	$15	$13
The following table summarizes stock option activity for the year ended December 31, 2020 and the outstanding stock options as of December 31, 2020.

(options and aggregate intrinsic values in thousands)	Options	Weighted- average exercise price	Weighted- average remaining contractual term (in years)	Aggregate intrinsic value
Outstanding as of January 1, 2020	20,344	$50.99
Granted	3,895	$76.28
Exercised	(3,570)	$42.79
Forfeited	(425)	$73.21
Expired	(48)	$41.42
Outstanding as of December 31, 2020	20,196	$56.88	6.1	$473,216
Vested or expected to vest as of December 31, 2020	19,864	$56.57	6.1	$471,778
Exercisable as of December 31, 2020	13,215	$47.70	4.9	$430,350
The aggregate intrinsic value in the table above represents the difference between the exercise price and our closing stock price on the last trading day of the year. The total intrinsic value of options exercised in 2020, 2019 and 2018 was $131 million, $272 million and $222 million, respectively.
As of December 31, 2020, $60 million of unrecognized compensation cost related to stock options is expected to be recognized as expense over a weighted-average period of approximately 1.8 years.
RSUs
RSUs are granted to employees and non-employee directors. RSUs granted to employees generally vest in one-third increments over a three-year period. RSUs granted to non-employee directors generally vest immediately on the grant date and are issued with a six-month claw-back provision. The grant-date fair value, adjusted for estimated forfeitures, is recognized as expense on a straight-line basis over the substantive vesting period. The fair value of RSUs is determined based on the number of shares granted and the closing price of our common stock on the date of grant.
The following table summarizes nonvested RSU activity for the year ended December 31, 2020.

(share units in thousands)	Share units	Weighted- average grant-date fair value
Nonvested RSUs as of January 1, 2020	1,274	$66.46
Granted	594	$77.51
Vested	(637)	$63.94
Forfeited	(93)	$72.82
Nonvested RSUs as of December 31, 2020	1,138	$73.11
As of December 31, 2020, $45 million of unrecognized compensation cost related to RSUs is expected to be recognized as expense over a weighted-average period of approximately 1.8 years. The weighted-average grant-date fair value of RSUs granted in 2020, 2019 and 2018 was $77.51, $75.60 and $67.11, respectively. The fair value of RSUs vested in 2020, 2019 and 2018 was $52 million, $57 million and $69 million, respectively.
PSUs
Our annual equity awards stock compensation program for senior management includes the issuance of PSUs. In 2020, the PSUs awarded were based on our compound annual sales growth rate (CAGR) performance, our adjusted return on invested capital (ROIC) performance and on our stock performance relative to our peer group. PSUs awarded between 2016 and 2019 were based on adjusted operating margin as well as stock performance relative to our peer group. The vesting condition for CAGR and ROIC PSUs is set at the beginning of the 3-year service period while the vesting condition for adjusted operating margin is set at the beginning of each year for each tranche of the award during the 3-year service period. Compensation cost for the CAGR, adjusted ROIC and adjusted operating margin PSUs is measured based on the fair value of the awards on the date that the specific vesting terms for each award are established and the fair value of the awards is determined based on the quoted price of our stock on the grant date of the award. The compensation cost for CAGR, adjusted ROIC and adjusted operating margin PSUs is adjusted at each reporting date to reflect the estimated vesting outcome.
The fair value for PSUs based on our stock performance relative to our peer group is determined using a Monte Carlo model. The assumptions used in estimating the fair value of these PSUs granted during the period, along with the grant-date fair values, were as follows:

years ended December 31	2020	2019	2018
Baxter volatility	26%	19%	19%
Peer group volatility	23%-95%	18%-113%	16%-53%
Correlation of returns	0.19-0.70	0.13-0.63	0.16-0.61
Risk-free interest rate	0.4%	2.5%	2.3%
Fair value per PSU	$108	$106	$90

The following table summarizes nonvested PSU activity for the year ended December 31, 2020.

(share units in thousands)	Share units	Weighted- average grant-date fair value
Nonvested PSUs as of January 1, 2020	930	$75.50
Granted	420	$82.98
Vested	(568)	$65.53
Forfeited	(22)	$87.73
Nonvested PSUs as of December 31, 2020	760	$86.69
Unrecognized compensation cost related to all unvested PSUs of $24 million at December 31, 2020 is expected to be recognized as expense over a weighted-average period of 1.7 years.
Employee Stock Purchase Plan
Nearly all employees are eligible to participate in our employee stock purchase plan. The employee purchase price is 85% of the closing market price on the purchase date.
The Baxter International Inc. Employee Stock Purchase Plan provides for 10 million shares of common stock available for issuance to eligible participants, of which approximately two million shares were available for future purchases as of December 31, 2020.
During 2020, 2019, and 2018, we issued approximately 0.7 million, 0.7 million and 0.8 million shares, respectively, under the employee stock purchase plan.
Stock Options Award Modification
In the first quarter of 2020, we modified the terms of stock option awards granted to 123 employees. Specifically, we extended the term for certain stock options that were scheduled to expire in the first quarter of 2020 as applicable employees were not permitted to exercise these awards due to our announcement in February 2020 that our previously issued financial statements should no longer be relied upon. The stock options were extended in order to allow impacted employees to exercise their stock option awards for a brief period once we became current with our SEC reporting obligations, which occurred in March 2020. As a result of the modifications, we recognized an additional $8 million of stock compensation expense during the first quarter of 2020.
Cash Dividends
Total cash dividends declared per share for 2020, 2019, and 2018 were $0.955, $0.850 and $0.730, respectively.
A quarterly dividend of $0.22 per share ($0.88 on an annualized basis) was declared in February 2020 and was paid in April 2020. Quarterly dividends of $0.245 per share ($0.980 on an annualized basis) were declared in May and July of 2020 and were paid in July and October of 2020, respectively. Our Board of Directors declared a quarterly dividend of $0.245 per share in November of 2020, which was paid in January of 2021.
Stock Repurchase Programs
As authorized by the Board of Directors, we repurchase our stock depending on our cash flows, net debt level and market conditions. In July 2012, the Board of Directors authorized the repurchase of up to $2.0 billion of our common stock. The Board of Directors increased this authority by an additional $1.5 billion in each of November 2016 and February 2018, by an additional $2.0 billion in November 2018 and by an additional $1.5 billion in October 2020. We repurchased 6.3 million shares under this authority pursuant to a Rule 10b5-1 plan for $500 million in cash in 2020, 16.5 million shares under this authority pursuant to Rule 10b5-1 plans and otherwise for $1.3 billion in cash in 2019 and 35.8 million shares under this authority pursuant to Rule 10b5-1 plans and otherwise for $2.5 billion in cash in 2018. We had $1.9 billion of purchase authority available as of December 31, 2020.
Accelerated Share Repurchase Agreement
In December 2018, we entered into a $300 million accelerated share repurchase agreement (ASR Agreement) with an investment bank. We funded the ASR Agreement with available cash. The ASR Agreement was executed pursuant to the 2012 Repurchase Authorization described above. Under the ASR Agreement, we received 3.6 million shares upon execution. Based on the volume-weighted average price of our common stock during the term of the ASR Agreement, we received an additional 0.6 million shares from the investment bank at settlement in May 2019.